                                   FORM 10-Q
                                                                    EXHIBIT 99.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Marc D. Hamburg, Vice President and Chief Financial Officer of Berkshire Hathaway Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:


(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 9, 2003




                                    /s/ Marc D. Hamburg
                                    --------------------------------------------
                                    Marc D. Hamburg
                                    Vice President and Chief Financial Officer




                                       25